TRADEMARK SECURITY AGREEMENT

          TRADEMARK SECURITY AGREEMENT ("Security Agreement"), dated as of June 12, 1995, is entered into between Donald J. Trump, an individual with an address at 725 Fifth Avenue. New York. New York 10022 ("Trump") and Trump Hotels & Casino Resorts, Inc. with a principal place of business at Mississippi Avenue and The Boardwalk, Atlantic City, New Jersey 08401 ("Company").

          WHEREAS, pursuant to the License Agreement, Trump has agreed to grant a security interest to Company in the Collateral (as defined herein) to secure Trump's obligations under the Trademark License Agreement dated as of June 12, 1995 between Trump and Company (the "License Agreement").

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Trump and Company hereby agree as follows:

          1.   Definitions

               (a) Capitalized terms not otherwise defined herein shall have the meanings set forth in the License Agreement.

               (b) "Bankruptcy Code" shall mean Title 11 of the United States Code entitled "Bankruptcy", as amended from time to time, and any successor statute or statutes.

               (c) "Collateral" shall mean (i) the Licensed Marks, including without limitation the registrations listed in Schedule A hereto; (ii) any new trademark registrations or applications for registration of any of the Licensed Marks acquired during the term hereof, including any registrations that issue or applications filed pursuant to paragraph 6.2.3 of the License Agreement; (iii) all of the goodwill connected with the use of and symbolized by any of the foregoing; (iv) all files, records, certificates of registration, recordals, licenses, and other documentation relating to the foregoing, whether in the possession of Trump or his trademark agents or attorneys; and (v) all proceeds of the foregoing.

               (d) "Effective Date" shall mean the date on which this Security Agreement has been fully executed.

               (e) "Event of Default" shall mean the occurrence or continuance of any of the following events, acts, occurrences or conditions, whether such event, act, occurrence or condition is voluntary or involuntary or results from the operation of law or pursuant to or as a result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body:

                   (i) Breach of License Agreement. Any breach by Trump under the License Agreement (after giving effect to any applicable cure period specified therein) which prevents Company from enjoying in any material respect the use of the Licensed Marks as contemplated under the License Agreement.

                   (ii) Breach of Representation or Warranty. Any representation or warranty made by Trump herein or in any other document or certificate or statement delivered pursuant hereto shall prove to be false or misleading on the date as of which made or deemed made and Company is prevented from enjoying in any material respect the use of the Licensed Marks as contemplated under the License Agreement.

                   (iii) Breach of Covenants. Trump shall fail to perform or observe any agreement, covenant or obligation arising under this security Agreement and Company is prevented from enjoying in any material respect the use of the Licensed Marks as contemplated under the License Agreement, and such failure shall continue after the end of the applicable grace period, if any, provided herein.

                   (iv) Bankruptcy, etc. (a) Trump shall commence a voluntary case concerning himself under the Bankruptcy Code; or (b) an involuntary case is commenced against Trump under the Bankruptcy Code and the petition is not controverted within to days (or such longer period as is permitted by order of the applicable bankruptcy court), or is not dismissed, withdrawn or stayed within 45 days, after commencement of the case; or (c) a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of Trump; or (d) Trump files a petition or answer or consent seeking reorganization or relief under any applicable federal or state law whether now or hereafter in effect relating to Trump or there is commenced against Trump any such proceedings which remains undismissed for a period of 45 days; or (e) any order for relief or other order approving any such case or proceeding is entered; or (f) Trump is adjudicated insolvent or bankrupt; or (g) Trump suffers any appointment of any custodian or the like for all or any substantial part of his property to continue undischarged or unstayed for a period of 45 days; or (h) Trump makes a general assignment for the benefit of creditors; or (i) Trump shall by any act or failure to act consent to, approve of or acquiesce in any of the foregoing.

               (f) "Licensed Marks" shall mean the Marks, except for those Marks associated with the Retained Casinos as set forth in Schedule B of the License Agreement.

               (g) "Marks" shall mean all right, title and interest throughout the world in (i) the names and marks "DONALD J. TRUMP," "DONALD TRUMP," D.J. TRUMP" and "D. TRUMP" (collectively, the "Donald Name"), and "TRUMP" (the "Trump Name" and together with the Donald Name the "Trump Names") with respect to Casino Services and Products and of each of the trademarks, service marks and registrations and applications listed on Schedule A of the License Agreement.

               (h) "Person" shall mean and include any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or agency, department or instrumentality thereof.


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

               (i) "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

          2.  Grant of Security Interest

          To secure the full performance by Trump of all of his obligations under the License Agreement, including but not limited to any expenses incurred through the exercise of any remedies hereunder (including but not limited to reasonable fees of attorneys and paralegals), Trump hereby grants to Company a first priority security interest in the Collateral.

          3.  Representations and Warranties of Trump

          Trump represents and warrants to Company, which representations and warranties shall survive execution and delivery of the Security Agreement, as follows:

               (a) Trump is authorized to enter into this Security Agreement, and his entry into this Security Agreement is not and would not, with the passage of time, be in breach or violation of any governmental order or law or the contractual rights of any third party (by contract or otherwise);

               (b) The Marks constitute all of the trademarks, service marks and trade names used by Trump within the last five (5) years in connection with any Casino Services and Products;

               (c) Trump is and will continue to be for the term of the security Agreement the sole and exclusive owner of the Marks in the United States or where Trump has registered trademarks for Casino Services and Products throughout the United States, and his rights therein are free and clear of all liens, encumbrances and licenses to third parties (other than the licenses granted by Trump to the Retained Casinos pursuant to the Amended and Restated License Agreement between Trump and Trump Taj Mahal Associates dated April 1, 1991 and the License Agreement between Trump and Trump's Castle Associates dated May 29, 1992, and the license granted by Trump to Trump Plaza Associates pursuant to Trump Plaza Hotel and Casino pursuant to the Amended and Restated Services Agreement by and among Trump Plaza Associates, Trump Plaza Management Corp. and Trump dated June 24, 1993), including without limitation any claims arising under "community property" or similar laws;

               (d) To the best of Trump's knowledge, aster due inquiry, there is no material claim, suit, action or proceeding pending or threatened in the United States against Trump or any entity owned or controlled by Trump with respect to the validity of any of the Marks, Trump's ownership of any of the Marks, the infringement of any of the marks by any third party or the infringement of the rights of any third party arising out of use of any of the marks;

               (e) The Marks are valid and enforceable in the United States, and to the best of Trump's knowledge, the Marks are valid and enforceable elsewhere in the world;


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

               (f) All renewal fees and other maintenance fees for registration of any of the Marks or applications therefor which have fallen due on or prior to the Effective Date have been paid;

               (g) To the best of Trump's knowledge, no third party owns or has asserted any rights in the Marks, and, to the best of Trump's knowledge, the Marks do not infringe any rights of any third party;

               (h) None of the Licensed Marks or any additional trademark registrations that issue pursuant to paragraph 6.2.3 of the License Agreement is or shall became subject to any security interest in favor of any Person other than Company. There is no financing statement or other document or instrument now signed or on file in any United States public office granting a security interest in or otherwise encumbering any part of the Licensed Marks or any additional trademark registrations that issue pursuant to paragraph 6.2.3 of the License Agreement. So long as this Security Agreement remains in effect, Trump will not execute, and there will not be on file in any public office, any such financing statement or other document or instruments, except financing statements filed or to be filed in favor of Company;

               (i) Subject to any limitation stated therein or in connection therewith, all information furnished to Company concerning the Marks and proceeds thereof is and will be accurate and correct in all material respects;

               (j) The security interests granted to Company hereunder in the Marks, upon the filing of appropriate filings with the PTO and appropriate UCC financing statements, shall constitute a first priority, perfected security interest in the United States; provided, however, that recordation, filing or registration of such security interest may be required to perfect such security interest in the United States in Marks acquired by Trump after the date hereof; and

               (k) The chief executive office of Trump is located at 725 Fifth Avenue, New York, New York 10022;

          4.  Covenants

          Trump covenants and agrees with Company that from and after the date of this Security Agreement:

               (a) Trump will from time to time at the expense of Trump, promptly execute, deliver, file and record all further instruments, endorsements and other documents, and take such further action as Company may deem reasonably necessary for the perfection of the security interest of the Company hereunder or for obtaining the full benefits of the rights, remedies and powers herein granted, including, without limitation, the following:

                   (i) the filing of any financing statements, in form acceptable to Company under the UCC in effect in any jurisdiction with respect to the liens and security interests granted hereby. Trump also hereby authorizes Company to file any such financing statement without the signature of Trump to the extent permitted by applicable law. photocopy or other reproduction of this Security Agreement shall be sufficient as a financing statement and may be filed in lieu of


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

          the original to the extent permitted by applicable law. Trump will pay or reimburse the Company all filing fees and reasonable related expenses;

                   (ii) the filing of any other document, including without limitation the filing of any document in the PTO, reasonably deemed necessary by Company to acknowledge, confirm, register, record or perfect Company's interest in any of the Marks; and

                   (iii) the taking of all such other acts as may be necessary for the purpose of carrying out the terms of this Security Agreement.

               (b) Trump will not change his name or the location of his chief executive office without (i) giving Company at least thirty (30) days' prior written notice clearly describing such new name or location and providing such other information in connection therewith as Company may reasonably request, and
(ii) taking all action satisfactory to Company as Company may reasonably request to maintain the security interest of Company in the Collateral intended to be granted hereby as fully perfected with the same or better priority and in full force and effect;

               (c) Company agrees not to license, transfer, convey or encumber any interest in or to the Collateral. Any license of the Collateral granted after the Effective Date by Trump shall be in writing and shall not prohibit Trump from assigning, transferring, selling, sublicensing or otherwise disposing of all or any of his right, title and interest thereunder to Company or its designees;

               (d) Trump shall not take any action, or permit any action to be taken by others subject to Trump's control, or, fail to take any action, or permit others subject to Trump's control, to fail to take any action, which would, in the case of any such actions or failures to act taken singly or together, adversely affect the validity, grant and enforceability of the security interest granted to Company herein;

               (e) Trump agrees to maintain all U.S. Marks and registrations thereof comprising the Collateral in full force and effect;

               (f) Trump shall not do any act or omit to do any act whereby any of the Collateral may lapse or become abandoned or dedicated to the public or unenforceable;

               (g) Trump shall not fail to maintain, as in the past, the level of the quality of products and services offered under any of the Marks.

               (h) Trump shall promptly notify Company if it knows that any of the Collateral may become (i) abandoned or dedicated to the public or placed in the public domain, (ii) invalid or unenforceable, or (iii) subject to any adverse determination or development (including the institution of proceedings) in any proceeding in the United States Patent and Trademark Office, or any State or foreign equivalent thereof, or any court;

               (i) Any material provision of this Security Agreement shall for any reason cease to be in full force and effect (other than by mutual agreement of the parties pursuant


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

to Section 7 or 8), or shall cease to give Company the liens, rights, powers and privileges purported to be created hereby.

               (j) Other than as provided in the License Agreement, Trump shall take all commercially reasonable steps, including in the United States Patent and Trademark office, or any State or foreign equivalent thereof, to maintain and pursue any application of each Marx comprising the Collateral owned by Trump including, but not limited to, the filing of applications for renewal, affidavits of use, affidavits of incontestability, the prosecution and defense of opposition, interference and cancellation proceedings, and the payment of fees and taxes (except to the extent that dedication, abandonment, or invalidation, or the failure to pursue and maintain is permitted under the foregoing subparagraphs (f) or (g) hereof; and

               (k) Trump shall promptly (but in no event more than ninety days after Trump obtains knowledge thereof) report to Company (i) the filing of any application to register any Marks comprising the Collateral (whether such application is filed by Trump or through any agent, employee, licensee or designee thereof) with the United States Patent and Trademark Office, or any State or foreign equivalent thereof and (ii) the registration of any Mark comprising the Collateral by any such office. Upon the request of Company, Trump shall promptly execute and deliver any and all agreements, instruments, documents, and papers reasonably necessary to protect or evidence Company's security interest in such Marks.

          5.  Expenses

          Trump agrees to pay all costs of Company, including reasonable attorneys' fees, incurred with respect to the enforcement of any of Company's rights hereunder.

          6.  Rights and Remedies Upon an Event of Default

               (a) If any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, Company, in addition to other rights and remedies provided for herein and any rights now or hereafter existing under applicable law, shall have all rights and remedies as a secured party under the UCC in all relevant jurisdictions and may:

                   (i) Personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from Trump or any other Person who then has possession of any part thereof, with or without notice or process of law;

                   (ii) sell, assign or otherwise liquidate, or direct Trump to sell, assign or otherwise liquidate, any or all of the Collateral and take possession of the proceeds of any such sale or liquidation;

               (b) Any Collateral repossessed by Company under or pursuant to
Section 6(a) may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such terms as Company may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Notwithstanding the


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

foregoing, Company shall use its reasonable efforts not to make any such disposition or take any other action that would result in harm to or destruction of any of the Collateral, including without limitation any naked assignment or license of any Mark comprising the Collateral. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to Trump specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of Trump or any nominee of Trump to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to Trump specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the option of Company, be subject to reserve), after publication of notice of such auction not less than to days prior thereto in two newspapers in general circulation in the jurisdiction in which such auction is to be held. To the extent permitted by any such requirement of law, Company may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance, with this Section without accountability to Trump (except to the extent of surplus money received). If, under mandatory requirements of applicable law, Company shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to Trump as hereinabove specified, Company need give Trump only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law. Company shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. Company may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

               (c) Upon the occurrence and continuance of an Event of Default, Company shall have the right at any time to make any payments and do any other acts Company may deem necessary to protect its security interests in the Collateral, including, without limitation, the rights to pay, purchase, contest or compromise any encumbrance, charge or lien which, in the reasonable judgment of Company appears to be prior to or superior to the security interests granted hereunder in the Licensed Marks and any additional trademark registrations that issue pursuant to paragraph 6.2.3 of the License Agreement, and appear in and defend any action or proceeding purporting to affect its security interests in, and/or the value of, the Collateral. Trump hereby agrees to reimburse Company for all reasonable payments made and expenses incurred under this Agreement including reasonable fees, expenses and disbursements of attorneys and paralegals acting for company, including any of the foregoing payments under, or acts taken to protect its security interests in, the Collateral, which amounts shall be secured under this Agreement, and agree they shall be bound by any payment made or act taken by Company hereunder absent Company's gross negligence or willful misconduct. Company shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts:

               (d) Trump hereby irrevocably authorizes and appoints Company, and any officer or agent thereof as Trump's attorney-in-fact, with full authority in the place and stead of Trump and in the name of Trump in Company's discretion, to, upon the occurrence and during the continuance of an event of Default, take any action and to execute any instrument that Company may deem necessary or advisable for the purpose of carrying out the terms of this


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

Security Agreement and to exercise all of the following powers, which powers, being coupled with an interest, shall be irrevocable until this Security Agreement has been terminated:

                   (i) ask for, demand, collect, bring suit, recover, compromise, administer, accelerate or extend the time of payment, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                   (ii) receive, take, endorse, negotiate, sign, assign and deliver and collect any checks, notes, drafts or other instruments, documents and chattel paper, in connection with clause (i) above;

                   (iii) convey any Collateral to any purchaser thereof;

                   (iv) record any instruments contemplated under the terms hereof

                   (v) make any payments or take any acts under Section 6(c) hereof; and

                   (vi) file any claims or take any action or institute any proceedings that Company may reasonably deem-necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Company with respect to any of the Collateral.

Company's authority under this Section 6(d) shall include, without limitation, the authority to execute and give receipt for any certificate of ownership or any document, transfer title to any of the Collateral, execute as Trump's attorney-in-fact all financing statements or any other documents deemed necessary or appropriate to preserve, protect or perfect the security interest in the Collateral and to file the same, prepare, file and execute as Trump's attorney-in-fact any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral and prepare, file and execute as Trump's attorney-in-fact a proof of claim in bankruptcy or similar document against any customer of Trump, and to take any other actions arising from or incident to the rights, powers and remedies granted to the Company in this Agreement.

               (e) If any Event of Default shall have occurred and Company has taken possession of the Collateral or any part thereof pursuant to its rights hereunder, Trump agrees to take whatever actions are reasonably necessary to avoid confusion between Company's ownership and use of the Collateral, on the one hand, and Trump's, his licensees' and/or his successors' use of (i) the mark TRUMP in connection with hotel services and (ii) the marks TRUMP TAJ MAHAL and TRUMP CASTLE in connection with the services and products of the casino hotels, Trump Taj Mahal and Trump Castle, respectively, on the other hand. Such actions shall include but shall not be limited to Trump's entering into an appropriate consent agreement with Company regarding Trump's and Company's concurrent use of the TRUMP mark or such other actions as are deemed necessary or appropriate to protect Company's rights in the TRUMP mark and to avoid confusion between Trump's and Company's concurrent use of the TRUMP mark.


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

          7.  Modification of Security Agreement

          This Security Agreement or any provision hereof may not be amended, changed, waived, or terminated except by mutual written agreement of Trump and the Special Committee Trump additionally agrees to execute any additional agreement or amendment hereto as may be required by Company from time to time to subject any such owned or subsequently acquired right, title or interest in any of the Collateral to the liens and perfection created or contemplated hereby or by the License Agreement.

          8.  Termination of Security Agreement

          This Security Agreement shall terminate upon termination of the License Agreement, and Company, at the request and sole expense of Trump, will execute and deliver to Trump the proper instruments acknowledging termination of this Security Agreement and will duly, without recourse, representation or warranty of any kind whatsoever, release such of the Collateral not therefore disposed of, applied or released from the security interest created hereby.

          9.  Miscellaneous

               (a) Notices. All notices and other communications hereunder shall be in writing and shall be given as set forth in the License Agreement.

               (b) Headings. The headings in this Security Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Agreement.

               (c) Severability. The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such .invalidity or unenforceability shall affect, in that jurisdiction only, such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Security Agreement in any jurisdiction.

               (d) Interpretation. Time is of the essence in each provision of this Security Agreement of which time is an element. All terms not defined herein or in the License Agreement. shall have the meaning set forth in the UCC, except where the context otherwise requires. To the extent a term or provision of this Security Agreement conflicts with the License Agreement and is not dealt with herein with more specificity, the License Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Security Agreement shall not be relevant in determining the meaning of this Security Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

               (e) Survival of Provisions. All representations, warranties and covenants of Trump contained herein shall survive the Effective Date, and shall terminate only upon the termination of the License Agreement.


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

               (f) Company May Perform. If Trump fails to perform any agreement contained herein, Company may itself perform, or cause performance of, such agreement, and the reasonable expenses of Company incurred in connection therewith shall be payable by Trump and shall constitute obligations secured by this Security Agreement.

               (g) Delays; Partial Exercise of Remedies. No delay or omission of the Company to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default. No single or partial exercise by Company of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

                   (i) Governing Law. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK.

               (h) Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of Trump and Company, all future holders of the Collateral and their respective successors and assigns, except that Trump may not assign or transfer any of its rights or obligations under this Security Agreement without the prior written consent of Company; provided, however, that Trump may assign or transfer any rights and obligations under this Agreement to a Permitted Transferee.

               (i) Counterparts. This Security Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed, shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the Trump and Company have caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                           DONALD TRUMP


                                           By:/s/
                                              ----------------------------------
                                              Name:
                                              Title:


                                           TRUMP HOTELS & CASINO RESORTS, INC.


                                           By:/s/
                                              ----------------------------------
                                              Name:   Robert M. Pickus
                                              Title:  Executive Vice President


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


                                                                      SCHEDULE A

                                 Licensed Marks

U.S. Registrations

Mark                Reg. Date        Reg. No.        Services
----                ---------        --------        --------
OYSTERS TRUMP       1/18/94          1,817,558       Hotel restaurant services
TRUMP PLAZA         10/30/90         1,620,477       Casino services; hotel,
                                                     bar and restaurant services


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

STATE OF ___________)
COUNTY OF __________)

          On June ___, 1995, before me, the undersigned, a notary public in and for said state and county, Personally appeared Donald J. Trump, Personally known to me (or proved to me on the basis of satisfactory evidence), to be the Person who executed the within instrument as the individual therein named.

WITNESS MY HAND AND OFFICIAL SEAL.

(NOTARIAL STAMP OR SEAL)

                                                     ___________________________
                                                     Notary Public
My Commission Expires:


__________________________


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

STATE OF ___________)
COUNTY OF __________)

          On June __, 1995, before me, the undersigned, a notary public in and for said state and county, Personally appeared _________, personally known to me (or proved to me on the basis of satisfactory evidence), to be the Person executed the within instrument as the ________, on behalf of Trump Hotels & Casino Resorts, Inc., a Delaware corporation, in its capacity as Company, the corporation therein named, and acknowledged to me that the corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors.

WITNESS MY HAND AND OFFICIAL SEAL.

(NOTARIAL STAMP OR SEAL)

                                                     ___________________________
                                                     Notary Public
My Commission Expires:


__________________________


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

                    AMENDMENT TO TRADEMARK SECURITY AGREEMENT


     AMENDMENT, dated as of April 17, 1996 (the "Amendment"), to the Trademark Security Agreement, dated as of June 12, 1995, by and between Donald J. Trump, an individual with an address at 725 Fifth Avenue, New York, New York 10022 ("Trump"), and Trump Hotels & Casino Resorts, Inc., a Delaware corporation, with a principal place of business at Mississippi Avenue and The Boardwalk, Atlantic City, New Jersey 08401 (the "Company").

                               W I T N E S S E T H

     WHEREAS, Trump and the Company are parties to that certain Trademark Security Agreement, dated as of June 12, 1995 (as the same may be amended, modified or supplemented from time to time, the "Security Agreement"); and

     WHEREAS, as a result of the merger (the "Merger") of THCR Merger Corp., a Delaware corporation ("Merger Sub") and a wholly owned subsidiary of the Company, with and into Taj Mahal Holding Corp., a Delaware corporation ("Taj Holding"), pursuant to the Agreement and Plan of Merger, dated as of January 8, 1996, among the Company, Taj Holding and Merger Sub, as amended by Amendment to Agreement and Plan of Merger, dated as of January 31, 1996, and certain related transactions, Trump Hotels & Casino Resorts Holdings, L.P., a Delaware limited partnership and a subsidiary of the Company, indirectly wholly owns Trump Taj Mahal Associates, the owner and operator of the Trump Taj Mahal Casino Resort.

     WHEREAS, Trump and the Company have agreed that from and after the date hereof, the Security Agreement be amended subject to and upon the terms and conditions set forth herein;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Definitions. As used herein, all terms that are defined in the License Agreement shall have the same meanings herein.

     2. Amendments.

          2.1 The Security Agreement is hereby amended by deleting the term "Retained Casinos" each time such term appears therein and inserting in lieu thereof the term "Retained Casino."

          2.2 Paragraph 3(c) of the Security Agreement is hereby amended by deleting the phrase "the Amended and Restated License Agreement between Trump and Trump Taj Mahal Associates dated April 1, 1991 and" set forth therein.

          2.3 Paragraph 6(e) of the Security Agreement is hereby amended and restated in its entirety to read as follows:

               (e) If any Event of Default shall have occurred and Company has taken possession of the Collateral or any part thereof pursuant to its rights hereunder,

     Trump agrees to take whatever actions are reasonably necessary to avoid confusion between Company's ownership and use of the Collateral, on the one hand, and Trump's, his licensees' and/or his successors' use of (i) the mark TRUMP in connection with hotel services and (ii) the mark TRUMP CASTLE in connection with the services and products of Trump Castle, on the other hand. Such actions shall include but shall not be limited to Trump's entering into an appropriate consent agreement with Company regarding Trump's and Company's concurrent use of the TRUMP mark or such other actions as are deemed necessary or appropriate to protect Company's rights in the TRUMP mark to avoid confusion between Trump's and Company's concurrent use of the TRUMP mark."

          2.4 Schedule A to the Security Agreement is hereby amended and replaced in its entirety by the Amended Schedule A attached hereto.

     3. Security Agreement Ratified. Except to the extent hereby amended, the Security Agreement remains in full force and effect and is hereby ratified and affirmed.

     4. Effect of Amendment. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Security Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the parties hereto may now have or have in the future under or in connection with the Security Agreement or any of the instruments or agreements referred to therein. Whenever the Security Agreement is referred to in the Security Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Security Agreement as modified by this Amendment.

     5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement, it being understood that all of the parties need not sign the same counterpart.

     6. Governing Law. THIS AMENDMENT, THE LEGAL RELATIONS BETWEEN THE PARTIES AND THE ADJUDICATION AND THE ENFORCEMENT THEREOF, SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO APPLICABLE CONFLICT OF LAW RULES OR PRINCIPLES, EXCEPT THAT ANY QUESTIONS GOVERNED BY THE TRADEMARK STATUTES OF THE UNITED STATES OF AMERICA SHALL BE GOVERNED BY AND DETERMINED PURSUANT TO AND/OR UNDER SUCH STATUTES.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.

                                          /s/
                                          ----------------------------------
                                          DONALD J. TRUMP



                                          TRUMP HOTELS & CASINO RESORTS, INC.


                                          By:/s/
                                             -------------------------------
                                             Name:   Robert M. Pickus
                                             Title:  Executive Vice President


Agreed to:

/s/
---------------------------------
Name:  Wallace B. Askins
Title:  Member, Special Committee
        Of Trump Hotels & Casino
        Resorts, Inc.


/s/
---------------------------------
Name:  Don M. Thomas
Title:  Member, Special Committee
        Of Trump Hotels & Casino
        Resorts, Inc.

                               Amended Schedule A

                  To Amendment to Trademark Security Agreement


MARK                              DATE              REG./APP. NO.    United States
                                                                     SERVICES

OYSTERS TRUMP                     1/18/94           1,817,558        Hotel restaurant services

TRUMP PLAZA                       10/30/90          1,620,477        Casino services; hotel, bar and
                                                                     restaurant services

TRUMP TAJ MAHAL CASINO RESORT     3/8/94            1,825,666        See Attachment A hereto

TRUMP TAJ MAHAL CASINO RESORT     3/2/93            1,755,971        casino services; hotel services

TRUMP TAJ MAHAL CASINO RESORT     1/26/93           1,749,119        casino services; hotel services

THE TRUMP TAJ MAJAL               filed 10/18/94    74/587,101       perfume and cologne

TRUMP TAJ MAJAL                   filed 10/18/94    74/587,102       perfume and cologne

TAJ MAJAL                         filed 10/18/94    74/587,103       perfume and cologne

TAJ MAJAL                         filed 12/22/95    75,036,021       perfume, toilet water and cologne


Attachment A

SPOONS, SUNGLASSES, SIGNAL BELLS, AND MAGNETS; JEWELRY; PENCILS, BALL POINT PENS, AND STATIONERY; UMBRELLAS, LUGGAGE, HIP PACKS, TOTE BAGS AND CARRY-ON BAGS; NON-METALLIC MONEY CLIPS, PLASTIC KEY CHAINS, AND ORNAMENTAL NOVELTY PINS; MUGS, BEER STEINS, AND GLASSES FOR DRINKING LIQUOR; TOWELS; CLOTHING; NAMELY, T-SHIRTS, JACKETS, SWEATSHIRT, SWEATPANTS, SWEATERS, HATS, VISORS, SOCKS, BOXER SHORTS, ROBES, SHORTS, GOLF SHIRTS, NIGHT SHIRTS, AND BEACH COVER-UPS; PLUSH TOYS, BOARD, CARD AND PARLOR GAMES, DICE, AND GAMING EQUIPMENT; NAMELY, GAMING WHEELS; ASH TRAYS AND CIGARETTE LIGHTERS